UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2016

Date of reporting period:  February 29, 2016

Item 1. Reports to Stockholders.

Classic Value Investing

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Long/Short Value Fund	6

Pzena Mid Cap Value Fund
Portfolio Allocation	8
Schedule of Investments	9

Pzena Emerging Markets Value Fund
Portfolio Allocation	10
Schedule of Investments	11
Portfolio Diversification	13

Pzena Long/Short Value Fund
Portfolio Allocation	14
Schedule of Investments	15
Schedule of Securities Sold Short	17

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	21
Pzena Emerging Markets Value Fund	22
Pzena Long/Short Value Fund	23

Statement of Cash Flows – Pzena Long/Short Value Fund	24

Financial Highlights
Pzena Mid Cap Value Fund	25
Pzena Emerging Markets Value Fund	27
Pzena Long/Short Value Fund	29

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	41

Expense Example	42

Information about Trustees and Officers	44

Approval of Investment Advisory Agreement	47

Notice to Shareholders	50

Privacy Notice	51

Dear Shareholder,

The nascent, post-financial crisis recovery in the value cycle stalled in 2011, coincident with the downturn in emerging markets, as profitability peaked and started to return to more normal levels. Equity markets are behaving like a recession is imminent, with big meltdowns in commodities and industrial cyclicals. The anemic economic backdrop in developed economies and the unwinding of the excesses in emerging markets (particularly China) has led investors to pay premiums for stocks perceived to offer growth certainty, shunning the more economically sensitive companies. Although this has been a headwind to value performance, it has resulted in a range of attractive investment opportunities across economically sensitive sectors.

Narrowing Leadership Creates Opportunity
Narrowing leadership in the U.S. market since mid-2014, focusing on a few momentum stocks, may be a sign of the maturity of this market phase. Over the past 12 months, value underperformed growth by over 3.5% according to the Russell 3000® Growth and Value Indices. As a result, the valuation spread between growth and value stocks is stretched, nowhere more so than in the U.S. where the relative price-to-book valuation of the cheapest quintile is now provocative, at one standard deviation below normal. History suggests this is usually a good time to be in value.

Emerging Markets Now Cheapest
Since their peak in April 2011, emerging markets have massively underperformed developed markets. Hence, emerging markets have become the cheapest of our investment universes based on estimates of normalized earnings. Many emerging market investors today seem to want to buy only what feels “safe,” namely the stable earners, but these are precisely what has outperformed in the past five years. It is names from the more “beaten up” sectors — materials, energy, industrials — that are screening up as opportunities where some of the largest valuation discounts are to be found.

Turning Tides
Although the timing of turning points in the value cycle are impossible to predict, and apparent only in hindsight, some of the markers to look for this cycle include higher interest rates, lifting nominal GDP growth, an acceleration in the top lines of economically sensitive companies, a stabilization in China, or simply exhaustion in the high flying stocks.  Such developments could cause investors to rotate out of expensive growth stocks and back into cheaper value stocks, leading to the potential for a sustained period of value outperformance.

In the pages that follow this letter, we have provided commentary that summarizes the performance of our Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, and Pzena Long/Short Value Fund (the “Funds”) over the past fiscal year from March 1, 2015 through February 29, 2016.

Thank you for your investment in our Funds.

Best regards,

Pzena Investment Management, LLC

Price-to-Book Ratio (P/B Ratio) measures a company’s stock price in relation to its book value (the total amount a company would be worth if it liquidated its assets and paid back all its liabilities).

Standard deviation is a measure that is used to quantify the amount of variation or dispersion of a set of data values from its mean.

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies chosen for their value orientation.

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded US companies based on total market capitalization. It is not possible to invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

Pzena Mid Cap Value Fund
Commentary
February 2016

CHANGE IN VALUE OF $1,000,000 INVESTMENT

This chart illustrates the performance of a hypothetical $1,000,000 investment made in the Fund on March 31, 2014.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Total Return Fiscal Year Ended February 29, 2016

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	-12.87%	-8.52%	-14.44%	-3.87%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	-12.81%	-8.38%	-14.31%	-3.62%
Russell Midcap® Value Index	-7.81%	-5.17%	-11.72%	-0.63%

(1)  Not annualized

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 30 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVMX Expense Ratio – Gross: 11.32%
PZVMX Expense Ratio – Net: 1.35%*
PZIMX Expense Ratio – Gross: 10.94%
PZIMX Expense Ratio – Net: 1.00%*

*	The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2016.

Equity markets were down sharply around the world for the 12-month period ending in February 29, 2016. In the U.S., mid cap value equities, as measured by the Russell Midcap® Value Index, were down 11.72%. Consumer staples and utilities were the only contributing sectors, gaining respectively. Energy and consumer discretionary had the lowest returns, down 44.52% and 13.44%, respectively. The Fund’s underperformance was due in large part to an overweight in the consumer discretionary sector, and an underweight to utilities and lack of exposure to the consumer staples sector.

Murphy Oil Corporation (“Murphy Oil”) (integrated energy), Legg Mason (“Legg Mason”) (asset management) and News Corporation (media and information services) were the leading detractors. Murphy Oil, which was added to the portfolio in mid-2014, was negatively impacted by lower realized prices on crude and natural gas liquids, and continued high exploration expenses from dry-hole write-offs. Looking forward, the key issue for Murphy Oil remains a rebound in energy prices and an ability to get an adequate

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2016

return on their capital spending program. Legg Mason, an asset manager, underperformed during the period due to large outflows coupled with some sizable acquisition spending. News Corporation fell on slightly disappointing results that showed continued deterioration in the newspaper business. Its digital real estate business was one bright light as revenues rose 35% mainly on the back of the acquisition of Move, Inc., a leading provider of online real estate services. It is taking management longer than expected to turn around its other businesses.

The Fund benefitted from positions in Cigna Corporation (“Cigna”) (health insurance), Assurant (insurance) and Edison International (California-based electric utility), among others. The Fund initially invested in Cigna when uncertainty over the Affordable Care Act’s (“ACA”) impact drove valuations down to attractive levels. We judged that the ACA would ultimately benefit health insurers via higher enrollments. Cigna’s valuation improved over the year, first as investors gained comfort with the sustainability of earnings growth, then on the news of the proposed acquisition by Anthem, Inc., the largest operator of Blue Cross Blue Shield plans in the nation. Assurant, contributed to the portfolio by continuing to beat street expectations. It continued to streamline their businesses through the divestiture of the health segment and they experienced low losses in the specialty property segment. The Fund sold out of the position in December 2015. Edison International contributed to the portfolio on improved sentiment around regulatory risks. Pzena Investment Maangement, LLC (the “Adviser”) expects the regulatory environment to remain supportive as Edison executes on its growth strategy.

It has been five years of a growth-dominated market and, as a result, the valuation spread between growth and value stocks is at provocative levels. The leadership of a handful of momentum stocks may be a sign of the maturity of this market phase. Although the timing of turning points in the value cycle are impossible to predict, and are apparent only in hindsight, history would suggest this is a good time to be in value. In this environment, the exploitable pockets of cheapness continue to be in financial services, mature technology, and to a growing extent, industrial cyclicals, areas where the Fund has its largest exposures. The Fund has significantly less exposure to sectors deemed “safe” by investors such as health care, consumer staples, utilities, and telecom services where the Adviser believes valuations are at unattractive levels.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates.  The index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
February 2016

CHANGE IN VALUE OF $1,000,000 INVESTMENT

This chart illustrates the performance of a hypothetical $1,000,000 investment made in the Fund on March 31, 2014.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Total Return Fiscal Year Ended February 29, 2016
	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Emerging Markets Value Fund – Investor Class (PZVEX)	-8.42%	-9.51%	-24.02%	-17.66%
Pzena Emerging Markets Value Fund – Institutional Class (PZIEX)	-8.37%	-9.33%	-23.78%	-17.41%
MSCI Emerging Markets Index	-8.72%	-8.85%	-23.41%	-12.15%

(1)  Not annualized

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 60 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVEX Expense Ratio – Gross: 7.95%
PZVEX Expense Ratio – Net: 1.60%*
PZIEX Expense Ratio – Gross: 4.48%
PZIEX Expense Ratio – Net: 1.25%*

*	The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2017.

Over the past 12 months ended February 29, 2016, emerging market equities dropped sharply, as investors increasingly feared the macro environment facing emerging economies. A slowing Chinese economy, the global collapse in commodity prices, and the stronger U.S. dollar created distress in emerging markets during the reporting period. There were, however, some improvements, as the new year brought some stabilization of commodity prices, and improvement in corporate earnings. The MSCI Emerging Markets index was down -23.41% in an adverse environment for value investors.  The Fund’s modest underperformance was driven by stock selection within the materials, industrials, and consumer staples sectors, while positioning in consumer discretionary, financials, and information technology contributed.  On a country basis, investments within Brazil and India hurt performance, while the Hungarian and Chinese names added value.

Within materials, Brazilian flat steel producer, Usiminas, was the Fund’s largest individual detractor. Usiminas has come under pressure, as global and Brazilian demand for steel remains very depressed. In addition, boardroom disruption has stalled decision

Pzena Emerging Markets Value Fund
Commentary (Continued)
August 2015

making, further impacting its stock price. Within industrials, the largest detractor was Hong Kong-based shipper Pacific Basin. Pacific Basin is in the midst of the one of the worst bulk shipping environments ever as the Baltic Dry Index reached a 30 year trough. Despite Pacific Basin’s share price decline, it sustained a positive cash flow in the 4th quarter. We believe Pacific Basin’s distinct business model – a focus on the less volatile handysize segment and its valuable network of diversified customer relationships and contracts will help it maneuver in the face of industry challenge. Among other detractors, Brazilian energy company Petrobras fell, as oil prices plunged to new lows. Petrobras, has been mired in an extensive corruption probe which began in 2014 that included bribery of senior management and public officials. In addition, Petrobras’s debt load makes asset sales necessary, and the market has been disappointed with the speed of action.

Hungarian bank OTP was the largest contributor. OTP delivered improved profitability from an improving domestic economy and reduced concerns on Russian and Ukrainian exposure. Within consumer discretionary, Korean electronics company LG Electronics, Inc., rose after reporting strong operating margins in home appliances and television businesses, and there was increased optimism for its automotive business. Korean insurer Dongbu Insurance Company, Ltd. (“Dongbu”) was also up, after surpassing its full-year target, the sole insurer to do so among top-tier peers. Dongbu also showed steady improvement in auto and long-term loss ratios and has continued to stabilize its earnings, backed by a low expense ratio and high investment yield. Also within consumer discretionary, Chinese apparel company China Dongxiang Group performed well due to an improvement of its core brand.

During the reporting period, we found that some of the most compelling opportunities reside in areas with the most severe earnings pressure. The Fund took advantage of the decline in valuation in Brazil and initiated a position in Sabesp, a Brazilian water utility. In information technology, the Fund initiated two new positions in Genpact and Cognizant Technology Solutions Corporation, leading Indian outsourcers.  In consumer discretionary, we initiated a new position in China Zhengtong Auto Service. We also shifted our exposure in some sectors for more attractive peers, moving from China Coal Energy into China Shenhua Energy, from Bank of India into State Bank of India. We initiated two new positions in PC-maker Lenovo Group and palm oil producer Wilmar International Limited. Lenovo Group has a dominant and growing market share with industry leading margins, and it also has an opportunity to improve earnings power, as it recently acquired the server business from IBM. Wilmar International Limited is one of Asia’s largest agribusiness groups with leadership positions in palm oil refining and Chinese soybean crushing.  The Fund exited its investments in Advanced Semiconductor, Industries Qatar, and HCL Technologies. We also exited our position in Samsung Engineering Co. Ltd. within the industrials sector when the deal to merge it with a sister company fell apart, since we expected further weakness in the company.

As more emerging market businesses come under earnings pressure, the opportunity set for the Fund as value investor expands. Not only are valuations becoming more compelling, the quality of the businesses that the Fund can buy, both in terms of operating assets and balance sheet leverage, is improving as well. Some of the most compelling opportunities reside in areas with the most severe earnings pressure. Steel, energy (both oil and coal), shipping, and Chinese autos are all industries experiencing significant supply-demand imbalances and the accompanying lower than normal margins. By mostly focusing on industry leaders with strong balance sheets, the Fund is able to buy some of the best-positioned businesses at significant discounts to their replacement cost, liquidation value, and long term earnings power. We remain disciplined in this tough market environment and continue to focus on valuation and long term risk management.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Emerging Markets Fund may underperform other funds that use different investing styles.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.  The index cannot be invested in directly.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business. The Baltic Dry Index (BDI) is an economic indicator issued daily by the London-based Baltic Exchange.  Not restricted to Baltic Sea countries, the index provides “an assessment of the price of moving the major raw materials by sea”.

Pzena Long/Short Value Fund
Commentary
February 2016

CHANGE IN VALUE OF $1,000,000 INVESTMENT

This chart illustrates the performance of a hypothetical $1,000,000 investment made in the Fund on March 31, 2014.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Total Return Fiscal Year Ended February 29, 2016
	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(3/31/2014)
Pzena Long/Short Value Fund – Investor Class (PZVLX)	-1.64%	0.45%	-3.33%	-2.63%
Pzena Long/Short Value Fund – Institutional Class (PZILX)	-1.63%	0.56%	-3.21%	-2.41%
Russell 1000® Index	-7.12%	-2.03%	-7.21%	3.05%
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index	0.04%	0.04%	0.04%	0.03%
50% Russell 1000® Index/50% BofA Merrill Lynch
0-3 Month U.S. Treasury Bill Index	-3.57%	-0.88%	-3.47%	1.69%

(1)  Not annualized

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). The Fund imposes a 1.00% redemption fee on shares held 60 days or less. Performance does not reflect the redemption fee and, if it had, returns would have been lower.

PZVLX Expense Ratio – Gross: 14.15%
PZVLX Expense Ratio – Net: 3.12% *
PZILX Expense Ratio – Gross: 13.32%
PZILX Expense Ratio – Net: 2.79%*

*	The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2016.

U.S. large cap equity returns were weak during the past 12 months, driven by weakness in the financials, energy, health care and information technology sectors. The Russell 1000 Index returned -7.21% in a period marked by fears over global growth, declines in oil and commodity prices and uncertainty over U.S. monetary policy. Value-style investing lagged the market over this time span; the Russell 1000 Value® declined by 9.41%.

The Fund outperformed the Russell 1000 Index, aided by the downside protection provided by the short book and further enhanced by a decline in the shorts that was greater than that of our long holdings. The long book detracted as value stocks trailed the market.

Pzena Long/Short Value Fund
Commentary (Continued)
February 2016

The Fund’s short book performed well across most sectors; short positions in health care and information technology contributed most. Within health care, short positions in biotechnology declined materially in the period as the economic uncertainty and the capital markets weakness resulted in a reduction in the merger & acquisition (“M&A”) premium that was priced into these stocks. In addition, concerns also grew about the future direction of drug prices and potential impact of restrictions on the reimbursement levels for new, high priced drugs entering the market. The Fund’s short positions in information technology were concentrated in companies in social media and some emerging technologies like big data. Economic uncertainty led to a rerating of these companies as the market contemplated weak results from some of them.

The Fund’s long book was hurt by positions in financials, consumer discretionary, energy, and information technology. These losses were offset somewhat by positions in utilities and a lack of exposure to the materials sector. Among specific holdings, Microsoft Corporation demonstrated the ability to divorce itself from the personal computing cycle by posting strong returns due to expense control and an increase in commercial cloud revenues of 70%. Progressive Corporation, a leading auto insurer, benefitted from a growth net premiums written. PartnerRe Limited, a leading international reinsurer, was also a top contributor. It agreed to combine with Italian holding company Exor S.p.A., ending months of negotiations and ending its separate merger talks with Axis Capital Holdings Limited.

The financial sector was the biggest detractor, hurt in part by positions in money center banks and capital markets players like Citigroup, Inc., Bank of America Corporation, Morgan Stanley, Franklin Resources, Inc., and State Street Corporation. The continued compression of the net interest margin and the declining capital markets activity impacted the stock performance of the financials. In addition, there was a rising concern that the weaker than expected economic activity across the world could lead to higher credit losses. The consumer discretionary sector was the second largest detractor for the long book and the Fund’s long positions in Staples, Inc., and News Corporation were significant underperformers. News Corporation announced disappointing results across all sectors of its business (apart from digital real estate, which fared well). Staples, Inc. fell on the news that the Federal Trade Commission objected to its proposed acquisition of Office Depot, Inc., in December 2015.  The continued weakness in oil prices continued to negatively impact our positions in the energy sector and our positions in Superior Energy, Inc., Murphy Oil, Royal Dutch Shell plc and Baker Hughes Incorporated fell during the period.

Overall, the Fund’s long book remains exposed to sectors whose earnings are depressed and expectations are low: financials, energy, and select technology and industrials. The Fund’s short book is exposed to stocks with rich valuations across sectors like the biotech stocks in health care; some of the new technology stocks in IT; some high growing, niche retailers that are beginning to show some signs of stress within consumer discretionary and some industrial companies that are enjoying significantly higher margins than their history.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Long/Short Fund may underperform other funds that use different investing styles.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time.  Please refer to the Schedule of Investments for more information.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The index cannot be invested in directly.

The Bank of America Merrill Lynch 0- 3 month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months.  The index cannot be invested in directly.

The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index, both described above.

Pzena Mid Cap Value Fund
Portfolio Allocation
February 29, 2016 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of February 29, 2016.

Pzena Mid Cap Value Fund
Schedule of Investments
February 29, 2016

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 97.54%
Consumer Discretionary – 13.46%
Dana Holding Corp.	4,200	$52,248	2.02%
Interpublic Group
of Companies, Inc.	3,075	65,774	2.55%
News Corp.	6,150	66,543	2.58%
Omnicom Group, Inc.	1,025	79,755	3.09%
Staples, Inc.	8,800	83,161	3.22%
		347,481	13.46%

Energy – 9.40%
Apache Corp.	1,325	50,721	1.96%
Baker Hughes, Inc.	1,225	52,516	2.03%
Cenovus Energy, Inc. (b)	3,300	37,686	1.46%
Murphy Oil Corp.	4,300	73,874	2.86%
Superior Energy Services, Inc.	2,725	28,013	1.09%
		242,810	9.40%

Financials – 38.08%
Allstate Corp.	1,150	72,979	2.83%
Apollo Global
Management LLC – Class A	450	6,998	0.27%
Assurant, Inc.	325	23,108	0.90%
Axis Capital Holdings, Ltd. (b)	1,600	85,935	3.33%
Comerica, Inc.	2,275	76,850	2.98%
Franklin Resources, Inc.	1,869	67,004	2.60%
Invesco, Ltd. (b)	2,100	56,154	2.18%
KeyCorp	7,025	74,114	2.87%
KKR & Co., L.P.	5,975	76,719	2.97%
Progressive Corp.	550	17,556	0.68%
Regions Financial Corp.	10,875	81,779	3.17%
Torchmark Corp.	1,387	71,042	2.75%
Validus Holdings, Ltd. (b)	1,125	50,524	1.96%
Voya Financial, Inc.	3,650	107,163	4.14%
Webster Financial Corp.	1,550	52,096	2.02%
Willis Towers Watson PLC (b)	554	62,779	2.43%
		982,800	38.08%

Industrials – 15.79%
AECOM Technology Corp. (a)	2,939	80,705	3.13%
Dover Corp.	1,625	98,767	3.82%
KBR, Inc.	6,100	84,363	3.27%
Owens Corning, Inc.	1,125	48,285	1.87%
Parker Hannifin Corp.	253	25,604	0.99%
Terex Corp.	3,125	69,938	2.71%
		407,662	15.79%

Information Technology – 17.25%
Avnet, Inc.	1,875	77,156	2.99%
Flextronics
International, Ltd. (a)(b)	5,650	61,359	2.38%
Genpact, Ltd (a)(b)	2,425	64,093	2.48%
Hewlett Packard Enterprise Co.	4,100	54,407	2.11%
HP, Inc.	4,100	43,829	1.70%
ON Semiconductor Corp. (a)	7,325	61,457	2.38%
Seagate Technology PLC (b)	2,650	83,103	3.21%
		445,404	17.25%

Utilities – 3.56%
Edison International	1,350	92,016	3.56%
Total Common Stocks
(Cost $2,881,873)		2,518,173	97.54%

REITS – 2.88%
Financials – 2.88%
Lamar Advertising Co.	1,300	74,269	2.88%
Total REITS (Cost $67,828)		74,269	2.88%

SHORT-TERM INVESTMENTS – 0.47%
Money Market Fund – 0.47%
Short Term Treasury Investment –
Institutional Class, 0.13% (c)	12,172	12,172	0.47%
Total Short-Term Investments
(Cost $12,172)		12,172	0.47%
Total Investments
(Cost $2,961,873) – 100.89%		2,604,614	100.89%
Liabilities in Excess
of Other Assets – (0.89)%		(22,863)	(0.89)%
TOTAL NET ASSETS – 100.00%		$2,581,751	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)	Foreign Issued Security.
(c)	Rate shown is the 7-day yield as of February 29, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 29, 2016 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of February 29, 2016.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 29, 2016

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 90.51%
Brazil – 6.65%
Cia de Saneamento Basico
do Estrado de San Paulo	42,000	$235,126	2.12%
Petroleo Brasileiro S.A. (a)	84,900	108,251	0.97%
Randon SA Implementos
e Participacoes	139,650	78,249	0.70%
Telefonica Brasil S.A.	27,350	262,013	2.36%
Usinas Siderurgicas de
Minas Gerais S.A.	247,800	56,156	0.50%
		739,795	6.65%

China – 19.24%
Baoxin Auto Group, Ltd.	167,500	105,091	0.95%
China Agri-Industries
Holdings, Ltd. (a)	701,000	193,770	1.74%
China Construction Bank Corp.	396,000	231,652	2.08%
China Dongxiang Group Co.	290,000	62,638	0.56%
China Mobile, Ltd.	37,000	391,023	3.52%
China Power International
Development, Ltd.	496,000	207,250	1.87%
China Shenhua
Energy Co., Ltd.	157,500	221,122	1.99%
China Shineway
Pharmaceutical Group, Ltd.	92,000	108,583	0.98%
China Zhengtong Auto
Services Holdings, Ltd.	193,000	67,492	0.61%
Dah Chong Hong
Holdings, Ltd.	153,000	61,569	0.55%
Dongfeng Motor
Group Co., Ltd.	222,000	258,875	2.33%
Kingboard Laminates
Holdings, Ltd.	158,500	62,152	0.56%
Lenovo Group, Ltd.	200,000	166,880	1.50%
		2,138,097	19.24%

Czech Republic – 0.90%
CEZ	6,775	99,936	0.90%

Hong Kong – 3.05%
Pacific Basin Shipping, Ltd.	1,183,000	155,137	1.40%
Stella International
Holdings, Ltd.	40,000	98,431	0.88%
Texwinca Holdings, Ltd.	90,000	85,625	0.77%
		339,193	3.05%

Hungary – 4.16%
Magyar Telekom
Telecommunications PLC (a)	112,400	168,358	1.52%
OTP Bank PLC	14,075	293,768	2.64%
		462,126	4.16%

Malaysia – 2.79%
Genting Malaysia Berhad	315,300	309,676	2.79%

Poland – 2.48%
Cyfrowy Polsat S.A. (a)	47,900	275,797	2.48%

Republic of Korea – 19.24%
Dongbu Insurance Co., Ltd.	3,910	213,411	1.92%
Hana Financial Group, Inc.	11,140	187,814	1.69%
Hyundai Heavy
Industries Co., Inc. (a)	3,600	299,830	2.70%
KB Financial Group, Inc.	6,410	153,940	1.39%
LG Electronics, Inc.	7,050	369,973	3.33%
POSCO	2,275	365,155	3.29%
Samsung Electronics Co., Ltd.	406	386,729	3.48%
Samsung Electronics
Co., Ltd. – GDR	83	39,798	0.36%
Shinhan Financial
Group Co., Ltd.	3,490	107,096	0.96%
Shinhan Financial
Group Co., Ltd. – ADR (a)	450	13,837	0.12%
		2,137,583	19.24%

Russian Federation – 8.57%
Gazprom PAO – ADR	93,750	345,328	3.11%
Lukoil PJSC – ADR	8,950	317,725	2.86%
Rosneft Oil Co. – GDR	76,900	289,682	2.60%
		952,735	8.57%

Singapore – 0.20%
Wilmar International, Ltd.	10,100	22,341	0.20%

South Africa – 3.89%
Aveng, Ltd. (a)	107,425	20,242	0.18%
Reunert, Ltd.	57,500	227,927	2.05%
Sasol	6,825	183,718	1.66%
		431,887	3.89%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 29, 2016

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 90.51% (Continued)
Taiwan – 8.49%
Compal Electronics, Inc.	387,000	$227,085	2.04%
Hon Hai Precision
Industry Co., Ltd.	120,150	282,008	2.54%
Taiwan Semiconductor
Manufacturing Co., Ltd.	91,000	408,011	3.67%
Taiwan Semiconductor
Manufacturing Co., Ltd. – ADR	1,125	26,494	0.24%
		943,598	8.49%

Thailand – 2.73%
Bangkok Bank Public Co. Ltd.	9,900	46,124	0.42%
Bangkok Bank Public
Co., Ltd. – NVDR	56,700	257,004	2.31%
		303,128	2.73%

Turkey – 2.59%
Akbank T.A.S.	115,425	287,672	2.59%

United Arab Emirates – 2.10%
Abu Dhabi Commercial
Bank PJSC	37,250	68,962	0.62%
Union National Bank PJSC	163,000	164,196	1.48%
		233,158	2.10%

United States – 3.43%
Cognizant Technology
Solutions Corp. (a)	2,075	118,233	1.06%
Flextronics International,
Ltd. (a)	14,450	156,927	1.41%
Genpact, Ltd. (a)	4,025	106,381	0.96%
		381,541	3.43%
Total Common Stocks
(Cost $13,782,214)		10,058,263	90.51%

PARTICIPATORY NOTES – 7.07% (b)
India – 7.00%
Bank of Baroda	46,650	90,035	0.81%
Hindalco Industries Ltd.	201,175	201,175	1.81%
National Hydroelectric
Power Corp., Ltd.	535,523	155,302	1.40%
NTPC Ltd.	122,898	215,072	1.94%
Punjab National Bank	35,150	36,556	0.33%
State Bank of India	34,125	79,427	0.71%
		777,567	7.00%

United Arab Emirates – 0.07%
Abu Dhabi Commercial
Bank PJSC (a)	4,350	8,231	0.07%
Total Participatory Notes
(Cost $1,275,122)		785,798	7.07%

SHORT-TERM INVESTMENTS – 1.90%
Money Market Fund – 1.90%
Short Term Treasury Investment –
Institutional Class, 0.13% (c)	210,921	210,921	1.90%
Total Short-Term Investments
(Cost $210,921)		210,921	1.90%
Total Investments
(Cost $15,268,257) – 99.48%		11,054,982	99.48%
Other Assets in Excess
of Liabilities – 0.52%		57,447	0.52%
TOTAL NET ASSETS – 100.00%		$11,112,429	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PAO	Public Joint Stock Company
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-Income Producing Security.
(b)
Participatory notes (“P-notes”) allow an indirect investment in foreign securities without registration in those markets.  In addition to normal risks associated with direct investments, P-notes are also subject to counterparty risk.  The performance results of P-notes will not exactly replicate the performance of the underlying securities due to transaction costs and other expenses.

(c)	Rate shown is the 7-day yield as of February 29, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 29, 2016

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$1,695,168	15.25%
Consumer Staples	216,110	1.94%
Energy	1,465,827	13.19%
Financials	2,025,475	18.23%
Health Care	108,583	0.98%
Industrials	781,385	7.03%
Information Technology	1,980,699	17.82%
Materials	421,311	3.79%
Telecommunication Services	821,394	7.39%
Utilities	542,311	4.88%
Total Common Stocks	10,058,263	90.50%

PARTICIPATORY NOTES
Financials	214,249	1.93%
Materials	201,175	1.81%
Utilities	370,374	3.33%
Total Participatory Notes	785,798	7.07%
Short-Term Investments	210,921	1.90%
Total Investments	11,054,982	99.48%
Other Assets in Excess of Liabilities	57,447	0.52%
Total Net Assets	$11,112,429	100.00%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
February 29, 2016 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments on long securities as of February 29, 2016.

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments on short securities as of February 29, 2016.

Pzena Long/Short Value Fund
Schedule of Investments
February 29, 2016

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 104.34%
Consumer Discretionary – 13.62%
Bed Bath & Beyond, Inc. (a)	341	$16,351	0.39%
Coach, Inc. (d)	550	21,417	0.51%
Ford Motor Co. (d)	4,460	55,795	1.33%
Interpublic Group
of Companies, Inc. (d)	5,042	107,847	2.57%
Macys, Inc.	1,493	64,513	1.54%
News Corp. – Class A (d)	4,635	50,151	1.19%
Omnicom Group, Inc. (d)	1,096	85,279	2.03%
Ralph Lauren Corp.	260	23,598	0.56%
Staples, Inc. (d)	6,497	61,397	1.46%
The Gap, Inc.	741	20,489	0.49%
Urban Outfitters, Inc. (a)	2,454	65,006	1.55%
		571,843	13.62%

Consumer Staples – 2.94%
Seaboard Corp. (a)	8	23,400	0.56%
Wal-Mart Stores, Inc. (d)	1,505	99,842	2.38%
		123,242	2.94%

Energy – 9.74%
BP PLC – ADR (b)(d)	1,334	38,806	0.92%
Cenovus Energy, Inc. (b)	1,993	22,760	0.54%
ConocoPhillips	964	32,612	0.78%
ExxonMobil Corp. (d)	1,325	106,199	2.54%
Halliburton Co.	1,565	50,518	1.20%
Marathon Oil Corp.	3,246	26,650	0.63%
Murphy Oil Corp. (d)	2,891	49,667	1.18%
Royal Dutch Shell
PLC – ADR (b)(d)	1,233	56,077	1.35%
Superior Energy
Services, Inc. (d)	2,462	25,309	0.60%
		408,598	9.74%

Financials – 31.16%
Aflac, Inc. (d)	336	19,999	0.48%
Allstate Corp.	707	44,866	1.07%
American International
Group, Inc. (d)	1,403	70,431	1.68%
Axis Capital
Holdings Ltd. (b)(d)	2,316	124,393	2.96%
Bank of America Corp. (d)	5,831	73,004	1.74%
Citigroup, Inc. (d)	2,078	80,730	1.92%
Endurance Specialty
Holdings, Ltd. (b)	1,232	76,717	1.83%
Franklin Resources, Inc. (d)	2,362	84,678	2.02%
Goldman Sachs Group, Inc. (d)	508	75,961	1.81%
JPMorgan Chase & Co. (d)	1,256	70,713	1.68%
Legg Mason, Inc. (d)	625	17,850	0.43%
Metlife, Inc. (d)	1,339	52,971	1.26%
Morgan Stanley (d)	2,791	68,938	1.64%
PartnerRe, Ltd. (b)(d)	521	73,081	1.74%
PNC Financial Services
Group, Inc. (d)	595	48,379	1.15%
Realogy Holdings Corp. (a)	636	20,333	0.48%
Regions Financial Corp.	2,489	18,717	0.45%
State Street Corp. (d)	726	39,770	0.95%
Torchmark Corp. (d)	1,323	67,764	1.61%
UBS Group AG (b)(d)	1,947	29,633	0.71%
Validus Holdings, Ltd. (b)(d)	1,263	56,721	1.35%
Voya Financial, Inc. (d)	2,108	61,891	1.47%
Wells Fargo & Co. (d)	652	30,592	0.73%
		1,308,132	31.16%

Health Care – 13.80%
Abbott Laboratories (d)	3,212	124,432	2.97%
Baxter International, Inc. (d)	1,930	76,254	1.82%
Biogen, Inc. (a)	304	78,864	1.88%
Express Scripts Holding Co. (a)	891	62,709	1.49%
Gilead Sciences, Inc. (d)	908	79,223	1.89%
McKesson Corp.	448	69,718	1.66%
Patterson Companies, Inc.	1,598	69,417	1.65%
St. Jude Medical, Inc.	345	18,523	0.44%
		579,140	13.80%

Industrials – 9.87%
AECOM Technology
Corp. (a)(d)	1,810	49,703	1.18%
Cummins, Inc. (d)	302	29,466	0.70%
Dover Corp. (d)	1,079	65,582	1.56%
MSC Industrial Direct Co.	1,093	76,050	1.82%
Parker Hannifin Corp. (d)	597	60,416	1.44%
Stanley Black & Decker, Inc. (d)	612	57,534	1.37%
Terex Corp. (d)	2,226	49,818	1.19%
United Continental
Holdings, Inc. (a)	449	25,710	0.61%
		414,279	9.87%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
February 29, 2016

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 104.34% (Continued)
Information Technology – 23.21%
Avnet, Inc. (d)	2,833	$116,579	2.78%
Cisco Systems, Inc. (d)	1,946	50,946	1.21%
Cognizant Technology
Solutions Corp. (a)	778	44,330	1.06%
F5 Networks, Inc. (a)	680	65,396	1.56%
Genpact, Ltd. (a)(b)(d)	3,114	82,303	1.96%
Hewlett Packard
Enterprise Co. (d)	3,964	52,602	1.25%
HP, Inc. (d)	2,757	29,472	0.70%
Intel Corp. (d)	1,759	52,049	1.24%
International Business
Machines Corp. (d)	137	17,951	0.43%
Jabil Circuit, Inc. (d)	2,162	45,078	1.07%
Microsoft Corp. (d)	1,966	100,031	2.38%
ON Semiconductor Corp. (a)(d)	7,506	62,975	1.50%
Oracle Corp. (d)	2,340	86,065	2.05%
QUALCOMM, Inc.	1,246	63,284	1.51%
Seagate Technology PLC (b)(d)	1,602	50,239	1.20%
Synopsys, Inc. (a)	1,224	54,774	1.31%
		974,074	23.21%

Total Common Stocks
(Cost $4,898,947)		4,379,308	104.34%

REITS – 6.93%
Financials – 6.93%
Hospitality Properties Trust (d)	1,982	48,123	1.15%
Lamar Advertising
Co. – Class A (d)	3,371	192,585	4.58%
Senior Housing Properties Trust	3,215	50,186	1.20%
Total REITS (Cost $315,531)		290,894	6.93%

SHORT-TERM INVESTMENTS – 0.09%
Money Market Fund – 0.09%
Short Term Treasury Investment –
Institutional Class, 0.13% (c)	3,728	$3,728	0.09%
Total Short-Term Investments
(Cost $3,728)		3,728	0.09%
Total Investments
(Cost $5,218,205) – 111.36%		4,673,930	111.36%
Liabilities in Excess
of Other Assets – (11.36)%		(476,739)	(11.36)%
TOTAL NET ASSETS – 100.00%		$4,197,191	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Rate shown is the 7-day yield as of February 29, 2016.
(d)	All or a portion of the security has been pledged in connection with open short securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
February 29, 2016

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 52.66%
Consumer Discretionary – 8.78%
Cabelas, Inc. (a)	750	$35,985	0.86%
Chipotle Mexican Grill, Inc. (a)	38	19,348	0.46%
Columbia Sportswear Co.	612	36,426	0.87%
Goodyear Tire & Rubber Co.	1,098	33,072	0.79%
Hanesbrands, Inc.	1,080	30,769	0.73%
Hilton Worldwide
Holdings, Inc.	1,770	36,781	0.88%
Lions Gate
Entertainment Corp. (b)	1,120	23,632	0.56%
Lowe’s Companies, Inc.	434	29,308	0.70%
MGM Resorts International (a)	1,727	32,692	0.78%
Tractor Supply Co.	353	29,853	0.71%
Under Armour, Inc. (a)	273	22,848	0.54%
Wynn Resorts Ltd.	457	37,693	0.90%
		368,407	8.78%

Consumer Staples – 2.24%
Edgewell Personal Care Co.	376	28,745	0.68%
Estee Lauder Companies, Inc.	375	34,249	0.82%
WhiteWave Foods Co. (a)	807	31,247	0.74%
		94,241	2.24%

Energy – 4.54%
Cabot Oil & Gas Corp.	1,546	31,121	0.74%
California Resources Corp.	40	23	0.00%
Cheniere Energy, Inc. (a)	1,086	38,824	0.93%
Core Laboratories N.V. (b)	289	30,328	0.72%
Diamondback Energy, Inc. (a)	418	29,782	0.71%
Occidental Petroleum Corp.	428	29,455	0.70%
Pioneer Natural Resources Co.	258	31,097	0.74%
		190,630	4.54%

Financials – 3.34%
Bank Of The Ozarks, Inc.	819	30,991	0.74%
Charles Schwab Corp.	1,257	31,488	0.75%
E*TRADE Financial Corp. (a)	1,479	34,698	0.83%
LendingClub Corp. (a)	2,962	25,858	0.61%
SLM Corp. (a)	2,980	17,403	0.41%
		140,438	3.34%

Health Care – 7.70%
Acadia Healthcare Co. Ltd. (a)	511	28,315	0.68%
Agios Pharmaceuticals, Inc. (a)	501	19,213	0.46%
Alnylam Pharmaceuticals, Inc. (a)	317	18,567	0.44%
BioMarin Pharmaceutical, Inc. (a)	247	20,222	0.48%
Bluebird Bio, Inc. (a)	468	21,631	0.52%
DexCom, Inc. (a)	512	33,311	0.79%
IDEXX Laboratories, Inc. (a)	322	23,558	0.56%
Illumina, Inc. (a)	131	19,681	0.47%
Incyte Corp. (a)	425	31,237	0.75%
Intercept Pharmaceuticals,
Inc. (a)	171	19,046	0.45%
Intrexon Corp. (a)	818	25,317	0.60%
Ionis Pharmaceuticals, Inc. (a)	511	17,660	0.42%
Puma Biotechnology, Inc. (a)	522	23,375	0.56%
Vertex Pharmaceuticals, Inc. (a)	256	21,885	0.52%
		323,018	7.70%

Industrials – 6.89%
A.O. Smith Corp.	456	32,093	0.76%
HD Supply Holdings, Inc. (a)	1,342	37,294	0.89%
Hexcel Corp.	694	28,683	0.68%
Lennox International, Inc.	243	31,398	0.75%
Macquarie Infrastructure Corp.	563	34,371	0.82%
Old Dominion Freight
Lines, Inc. (a)	547	35,314	0.84%
Southwest Airlines Co.	676	28,358	0.68%
United Parcel Service, Inc.	299	28,869	0.69%
Watsco, Inc.	257	32,781	0.78%
		289,161	6.89%

Information Technology – 12.92%
Arista Networks, Inc. (a)	493	33,790	0.81%
Autodesk, Inc. (a)	696	36,011	0.86%
Cavium, Inc. (a)	582	34,623	0.83%
CDK Global, Inc.	681	30,570	0.73%
Cognex Corp.	873	32,310	0.77%
CoreLogic, Inc. (a)	914	31,615	0.75%
CoStar Group, Inc. (a)	167	29,569	0.70%
EchoStar Corp. (a)	819	36,609	0.87%
FEI Co.	447	36,314	0.87%
Fortinet, Inc. (a)	889	25,248	0.60%
LinkedIn Corp. (a)	106	12,422	0.30%
Manhattan Associates, Inc. (a)	586	32,382	0.77%
Mobileye N.V. (a)(b)	684	22,203	0.53%
Pandora Media, Inc. (a)	2,607	26,644	0.63%
Qlik Technologies, Inc. (a)	1,098	25,496	0.61%
Twitter, Inc. (a)	1,445	26,183	0.62%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
February 29, 2016

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 52.66% (Continued)
Information Technology –12.92% (Continued)
Ultimate Software
Group, Inc. (a)	135	$23,188	0.55%
ViaSat, Inc. (a)	346	25,262	0.60%
Workday, Inc. (a)	361	21,822	0.52%
		542,261	12.92%

Materials – 3.81%
Air Products & Chemicals, Inc.	245	32,455	0.77%
International Flavors &
Fragrances, Inc.	268	27,682	0.66%
Monsanto Co.	349	31,407	0.75%
The Sherwin-Williams Co.	120	32,460	0.77%
Vulcan Materials Co.	365	35,963	0.86%
		159,967	3.81%

Telecommunication Services – 1.94%
Level 3 Communications, Inc. (a)	670	32,528	0.77%
SBA Communications
Corp. – Class A (a)	216	20,496	0.49%
Zayo Group Holdings, Inc. (a)	1,198	28,369	0.68%
		81,393	1.94%

Utilities – 0.50%
Dominion Resources, Inc.	298	20,836	0.50%
Total Common Stocks
(Proceeds $2,452,765)		2,210,352	52.66%

REITS – 5.26%
Financials – 5.26%
Crown Castle International Corp.	366	31,659	0.75%
Essex Property Trust, Inc.	95	19,882	0.47%
Macerich Co.	269	21,272	0.51%
Prologis, Inc.	867	33,345	0.80%
Simon Property Group, Inc.	163	30,926	0.74%
SL Green Realty Corp.	342	30,158	0.72%
Taubman Centers, Inc.	282	19,971	0.48%
Vornado Realty Trust	386	33,335	0.79%
Total REITS
(Proceeds $233,496)		220,548	5.26%
TOTAL SECURITIES
SOLD SHORT
(Proceeds $2,686,261) – 57.92%		$2,430,900	57.92%

Percentages are stated as a percent of net assets.

As of February 29, 2016 securities and cash collateral of $3,063,075 has been pledged in connection with open short securities.

REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 29, 2016

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value
(cost $2,961,873, $15,268,257 and $5,218,205, respectively)	$2,604,614	$11,054,982	$4,673,930
Foreign currency, at value (cost $0, $112,624 and $0, respectively)	—	112,745	—
Deposits for short sales	—	—	2,398,916
Receivables
Securities sold	13,764	—	—
Due from Advisor	8,205	10,116	19,760
Dividend and interest	5,359	43,904	12,993
Fund shares sold	1,070	3,287	2,924
Return of capital	272	—	—
Prepaid expenses	12,649	12,389	12,888
Total Assets	2,645,933	11,237,423	7,121,411
LIABILITIES:
Short securities, at value (proceeds received $0, $0 and $2,686,261 respectively)	—	—	2,430,900
Payables
Margin	—	—	427,017
Dividend payable	—	—	1,212
Audit fees	20,155	20,156	20,155
Administration and accounting fees	14,738	17,426	15,338
Securities purchased	11,370	61,184	—
Transfer agent fees and expenses	6,452	6,769	7,096
Miscellaneous	4,753	2,611	4,737
Legal fees	2,658	3,754	1,173
Compliance fees	1,675	1,675	1,675
Custody fees	1,246	10,468	13,816
Trustee fees	726	574	707
Distribution fees	409	326	394
Currency	—	51	—
Total Liabilities	64,182	124,994	2,924,220
NET ASSETS	$2,581,751	$11,112,429	$4,197,191
NET ASSETS CONSIST OF:
Capital stock	$2,962,288	$15,958,051	$4,517,721
Accumulated net investment income/(loss)	4,000	(32,184)	—
Accumulated net realized loss on investments	(27,278)	(598,455)	(31,616)
Unrealized net appreciation/(depreciation) on:
Investments	(357,259)	(4,214,983)	(544,275)
Securities sold short	—	—	255,361
Total Net Assets	$2,581,751	$11,112,429	$4,197,191
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$1,053,303	$810,816	$967,400
Shares outstanding (unlimited number of shares authorized, no par value)	121,091	120,265	107,406
Net asset value, offering price and redemption price per share(1)	$8.70	$6.74	$9.01
Institutional Class:
Net assets	$1,528,448	$10,301,613	$3,229,791
Shares outstanding (unlimited number of shares authorized, no par value)	175,696	1,528,925	356,857
Net asset value, offering price and redemption price per share(1)	$8.70	$6.74	$9.05

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Value Fund and 60 days for the Emerging Markets Value and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the period ended February 29, 2016

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld
of $106, $45,609 and $94, respectively)	$50,868	$397,788	$98,434
Interest income	30	142	32
Total investment income	50,898	397,930	98,466

EXPENSES:
Administration and accounting fees (Note 4)	84,231	101,075	91,548
Transfer agent fees and expenses (Note 4)	32,868	39,707	35,061
Federal and state registration fees	32,659	35,152	33,640
Investment advisory fees (Note 4)	21,860	138,368	62,254
Audit fees	20,156	20,156	20,156
Chief Compliance Officer fees and expenses (Note 4)	9,277	9,277	9,277
Other expenses	8,286	16,836	11,756
Trustee fees and expenses	8,023	8,023	8,023
Custody fees (Note 4)	5,534	42,692	110,913
Distribution fees – Investor Class (Note 5)	2,744	2,511	2,435
Legal fees	2,644	6,521	4,644
Total expenses before dividend expense on
securities sold short and interest expense	228,282	420,318	389,707
Dividend and interest expense on securities sold short	—	—	40,766
Interest expense	—	—	3,255
Total expenses before reimbursement from Advisor	228,282	420,318	433,728
Expense reimbursement from Advisor (Note 4)	(199,098)	(225,062)	(315,496)
Net expenses	29,184	195,256	118,232
NET INVESTMENT INCOME/(LOSS)	21,714	202,674	(19,766)

REALIZED AND UNREALIZED GAINS/(LOSSES):
Net realized gain/(loss) on investments
Investments	56,075	(304,238)	101,745
Securities sold short	—	—	84,939
Change in unrealized appreciation/(depreciation) on investments
Investments	(487,208)	(3,533,890)	(702,362)
Securities sold short	—	—	402,783
Net loss on investments	(431,133)	(3,838,128)	(112,895)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(409,419)	$(3,635,454)	$(132,661)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets
February 29, 2016

		For the
		Period Ended
		March 31, 2014*
	Year Ended	through
	February 29,	February 28,
	2016	2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$21,714	$4,057
Net realized gain on investments	56,075	55,537
Change in unrealized appreciation on investments	(487,208)	129,949
Net increase/(decrease) in net assets resulting from operations	(409,419)	189,543

DISTRIBUTIONS:
Net investment income – Institutional Class	(12,375)	(3,524)
Net investment income – Investor Class	(5,334)	(864)
Net realized gain on investments – Institutional Class	(46,140)	(31,545)
Net realized gain on investments – Investor Class	(30,126)	(30,753)
Net decrease in net assets resulting from distributions paid	(93,975)	(66,686)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,103,143	1,060,000
Proceeds from shares subscribed – Institutional Class	1,407,389	1,305,294
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	35,460	31,617
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	58,515	35,069
Payments for shares redeemed – Investor Class	(1,033,142)	—
Payments for shares redeemed – Institutional Class	(1,040,754)	(303)
Net increase/(decrease) in net assets derived from capital share transactions	530,611	2,431,677

TOTAL INCREASE/(DECREASE) IN NET ASSETS	27,217	2,554,534

NET ASSETS:
Beginning of period	2,554,534	—
End of period	$2,581,751	$2,554,534

Accumulated net investment income, end of period	$4,000	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	111,270	105,969
Shares sold – Institutional Class	139,574	130,150
Shares issued in reinvestments of dividends and distributions – Investor Class	3,671	3,290
Shares issued in reinvestments of dividends and distributions – Institutional Class	6,057	3,649
Shares redeemed – Investor Class	(103,109)	—
Shares redeemed – Institutional Class	(103,704)	(30)
Net increase in shares outstanding	53,759	243,028

*  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets
February 29, 2016

		For the
		Period Ended
		March 31, 2014*
	Year Ended	through
	February 29,	February 28,
	2016	2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$202,674	$21,922
Net realized loss on investments	(304,238)	(261,105)
Change in unrealized depreciation on investments	(3,533,890)	(681,093)
Net decrease in net assets resulting from operations	(3,635,454)	(920,276)

DISTRIBUTIONS:
Net investment income – Institutional Class	(238,118)	(23,922)
Net investment income – Investor Class	(15,269)	(1,934)
Net realized gain on investments – Institutional Class	—	(10,346)
Net realized gain on investments – Investor Class	—	(2,064)
Net decrease in net assets resulting from distributions paid	(253,387)	(38,266)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	919,401	1,337,000
Proceeds from shares subscribed – Institutional Class	306,624	15,863,215
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	15,269	3,998
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	200,470	31,700
Payments for shares redeemed – Investor Class	(1,015,916)	—
Payments for shares redeemed – Institutional Class	(1,701,949)	—
Net increase/(decrease) in net assets derived from capital share transactions	(1,276,101)	17,235,913

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(5,164,942)	16,277,371

NET ASSETS:
Beginning of period	16,277,371	—
End of period	$11,112,429	$16,277,371

Accumulated net investment loss, end of period	$(32,184)	$(20,826)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	115,409	130,769
Shares sold – Institutional Class	37,507	1,665,263
Shares issued in reinvestments of dividends and distributions – Investor Class	2,141	460
Shares issued in reinvestments of dividends and distributions – Institutional Class	28,116	3,648
Shares redeemed – Investor Class	(128,514)	—
Shares redeemed – Institutional Class	(205,609)	—
Net increase/(decrease) in shares outstanding	(150,950)	1,800,140

*  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statements of Changes in Net Assets
February 29, 2016

		For the
		Period Ended
		March 31, 2014*
	Year Ended	through
	February 29,	February 28,
	2016	2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(19,766)	$(22,616)
Net realized gain/(loss) on investments	186,684	(56,954)
Change in unrealized appreciation on investments	(299,579)	10,665
Net increase/(decrease) in net assets resulting from operations	(132,661)	(68,905)

DISTRIBUTIONS:
Net realized gain on investments – Institutional Class	—	(79,909)
Net realized gain on investments – Investor Class	—	(51,409)
Net decrease in net assets resulting from distributions paid	—	(131,318)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	956,318	1,012,000
Proceeds from shares subscribed – Institutional Class	1,207,143	5,622,022
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	51,409
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	79,909
Payments for shares redeemed – Investor Class	(950,318)	—
Payments for shares redeemed – Institutional Class	(955,020)	(2,493,388)
Net increase in net assets derived from capital share transactions	258,123	4,271,952

TOTAL INCREASE/(DECREASE) IN NET ASSETS	125,462	4,071,729

NET ASSETS:
Beginning of period	4,071,729	—
End of period	$4,197,191	$4,071,729

Accumulated net investment loss, end of period	$—	$(4,420)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	106,134	101,206
Shares sold – Institutional Class	133,260	566,305
Shares issued in reinvestments of dividends and distributions – Investor Class	—	5,540
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	8,592
Shares redeemed – Investor Class	(105,474)	—
Shares redeemed – Institutional Class	(105,646)	(245,654)
Net increase in shares outstanding	28,274	435,989

*  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

For the
Year Ended
February 29, 2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(132,661)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(3,028,872)
Purchases to cover securities sold short	(3,384,249)
Proceeds from sales of long-term investments	2,285,837
Proceeds from securities sold short	3,841,135
Purchases of short-term investments, net	13,450
Net realized gain on investments	(101,745)
Net realized loss on short transactions	(84,939)
Change in unrealized appreciation on investments	702,362
Change in unrealized depreciation on short transactions	(402,783)
(Increases)/decreases in operating assets:
Increase in dividends and interest receivable	(4,868)
Increase in deposits at broker for short sales	78,847
Increase in receivable from Advisor	(46)
Increase in prepaid expenses and other assets	5,245
Increases/(decreases) in operating liabilities:
Increase in dividends payable on short positions	(298)
Decrease in payable to broker	(45,361)
Increase in payable for distribution fees	(1,903)
Increase in payable to Trustees	(1,110)
Increase in other accrued expenses	6,395
Net cash used in operating activities	(255,564)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	2,160,537
Payment on shares redeemed	(1,905,338)
Net cash provided by financing activities	255,199

Net change in cash	(365)

CASH:
Beginning balance	365
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$3,255
Non-cash financing activities - distributions reinvested	—
Non-cash financing activities - increase in receivable for Fund shares sold	2,924
Non-cash financing activities - decrease in payable for Fund shares redeemed	—

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

		For the Period
		March 31, 2014(1)
	Year Ended	through
	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.51	$10.00

Income from investment operations:
Net investment income	0.07	—
Net realized and unrealized gain/(loss) on securities	(1.55)	0.81
Total from investment operations	(1.48)	0.81

Less distributions:
Dividends from net investment income	(0.05)	(0.01)
Dividends from net realized gain on investments	(0.28)	(0.29)
Total distributions	(0.33)	(0.30)

Net asset value, end of period	$8.70	$10.51

TOTAL RETURN	-14.44%	8.36	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,053	$1,148
Ratio of expenses to average net assets:
Before expense reimbursement	8.51%	11.32	%(3)
After expense reimbursement	1.17%	1.35	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(6.64)%	(9.94	)%(3)
After expense reimbursement	0.70%	0.03	%(3)
Portfolio turnover rate	43%	22	%(2)(4)

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

		For the Period
		March 31, 2014(1)
	Year Ended	through
	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.52	$10.00

Income from investment operations:
Net investment income	0.08	0.03
Net realized and unrealized gain/(loss) on securities	(1.55)	0.81
Total from investment operations	(1.47)	0.84

Less distributions:
Dividends from net investment income	(0.07)	(0.03)
Dividends from net realized gain on investments	(0.28)	(0.29)
Total distributions	(0.35)	(0.32)

Net asset value, end of period	$8.70	$10.52

TOTAL RETURN	-14.31%	8.73	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,528	$1,407
Ratio of expenses to average net assets:
Before expense reimbursement	8.25%	10.94	%(3)
After expense reimbursement	1.00%	1.00	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(6.39)%	(9.56	)%(3)
After expense reimbursement	0.86%	0.38	%(3)
Portfolio turnover rate	43%	22	%(2)(4)

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

		For the Period
		March 31, 2014(1)
	Year Ended	through
	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.04	$10.00

Income from investment operations:
Net investment income/(loss)	0.13	0.06
Net realized and unrealized loss on securities	(2.29)	(0.99)
Total from investment operations	(2.16)	(0.93)

Less distributions:
Dividends from net investment income	(0.14)	(0.01)
Dividends from net realized gain on investments	—	(0.02)
Total distributions	(0.14)	(0.03)

Net asset value, end of period	$6.74	$9.04

TOTAL RETURN	-24.02%	-9.28	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$811	$1,186
Ratio of expenses to average net assets:
Before expense reimbursement	3.26%	7.95	%(3)
After expense reimbursement	1.55%	1.75	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.36)%	(5.50	)%(3)
After expense reimbursement	1.35%	0.70	%(3)
Portfolio turnover rate	22%	13	%(2)(4)

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

		For the Period
		March 31, 2014(1)
	Year Ended	through
	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.04	$10.00

Income from investment operations:
Net investment income	0.13	0.03
Net realized and unrealized loss on securities	(2.27)	(0.93)
Total from investment operations	(2.14)	(0.90)

Less distributions:
Dividends from net investment income	(0.16)	(0.04)
Dividends from net realized gain on investments	—	(0.02)
Total distributions	(0.16)	(0.06)

Net asset value, end of period	$6.74	$9.04

TOTAL RETURN	-23.78%	-9.06	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$10,302	$15,092
Ratio of expenses to average net assets:
Before expense reimbursement	3.02%	4.48	%(3)
After expense reimbursement	1.40%	1.40	%(3)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.15)%	(2.79	)%(3)
After expense reimbursement	1.47%	0.29	%(3)
Portfolio turnover rate	22%	13	%(2)(4)

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

		For the Period
		March 31, 2014(1)
	Year Ended	through
	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.32	$10.00

Income from investment operations:
Net investment loss	(0.05)	(0.10)
Net realized and unrealized loss on investments	(0.26)	(0.07)
Total from investment operations	(0.31)	(0.17)

Less distributions:
Dividends from net realized gain on investments	—	(0.51)
Total distributions	—	(0.51)

Net asset value, end of period	$9.01	$9.32

TOTAL RETURN	-3.33%	-1.70	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$967	$995
Ratio of expenses to average net assets:
Before expense reimbursement	10.64%	14.15	%(3)
After expense reimbursement	2.97%	3.12	%(3)
Ratio of expenses excluding dividend and interest expense
on short positions to average net assets:
Before reimbursements and/or waivers	9.58%	13.13	%(3)
After reimbursements and/or waivers	1.91%	2.10	%(3)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(8.27)%	(12.20	)%(3)(4)
After expense reimbursement	(0.60)%	(1.17	)%(3)(4)
Portfolio turnover rate	51%	148	%(2)(5)(6)

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(6)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

		For the Period
		March 31, 2014(1)
	Year Ended	through
	February 29, 2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.35	$10.00

Income from investment operations:
Net investment loss	(0.04)	(0.04)
Net realized and unrealized loss on investments	(0.26)	(0.10)
Total from investment operations	(0.30)	(0.14)

Less distributions:
Dividends from net investment income	—	—
Dividends from net realized gain on investments	—	(0.51)
Total distributions	—	(0.51)

Net asset value, end of period	$9.05	$9.35

TOTAL RETURN	-3.21%	-1.39	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$3,230	$3,077
Ratio of expenses to average net assets:
Before expense reimbursement	10.39%	13.32	%(3)
After expense reimbursement	2.81%	2.79	%(3)
Ratio of expenses excluding dividend and interest expense
on short positions to average net assets:
Before reimbursements and/or waivers	9.33%	12.28	%(3)
After reimbursements and/or waivers	1.75%	1.75	%(3)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(8.02)%	(11.27	)%(3)(4)
After expense reimbursement	(0.44)%	(0.74	)%(3)(4)
Portfolio turnover rate	51%	148	%(2)(5)(6)

(1)	Commencement of Operations.
(2)	Not Annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(6)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 29, 2016

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (formerly Pzena Mid Cap Focused Value Fund) (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (formerly Pzena Emerging Markets Focused Value Fund) (the “Emerging Markets Value Fund”), and the Pzena Long/Short Value Fund (the “Long/Short Value Fund”), (collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Each of the Funds is a diversified fund and commenced operations on March 31, 2014.  The primary investment objective for each of the Funds is to achieve long-term capital appreciation.  Currently, each of the Funds offers Investor Class & Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Dividends and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allowed among the Funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 29, 2016, the Funds made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
Mid Cap Value Fund	$ (5)	$ 5	$ —
Emerging Markets Value Fund	39,355	(37,704)	(1,651)
Long/Short Value Fund	24,186	(29,361)	5,175

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and 60 days for the Emerging Markets Value Fund and the Long/Short Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.  For the year ended February 29, 2016, the Funds did not return any redemption fees.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of February 29, 2016, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Derivatives – The Funds have adopted the financial account reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the year ended February 29, 2016 the Funds did not hold any derivative instruments.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determines its net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust that comprises representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of February 29, 2016:

Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$347,481	$—	$—	$347,481
Energy	242,810	—	—	242,810
Financials	982,800	—	—	982,800
Health Care	—	—	—	—
Industrials	407,662	—	—	407,662
Information Technology	445,404	—	—	445,404
Utilities	92,016	—	—	92,016
Total Common Stocks	2,518,173	—	—	2,518,173
REITs	74,269	—	—	74,269
Short-Term Investments	12,172	—	—	12,172
Total Investments in Securities	$2,604,614	$—	$—	$2,604,614

Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$739,795	$—	$—	$739,795
China	2,138,097	—	—	2,138,097
Czech Republic	99,936	—	—	99,936
Hong Kong	339,193	—	—	339,193
Hungary	462,126	—	—	462,126
Malaysia	309,676	—	—	309,676
Poland	275,797	—	—	275,797
Republic of Korea	2,137,583	—	—	2,137,583
Russian Federation	952,735	—	—	952,735
Singapore	22,341	—	—	22,341
South Africa	431,887	—	—	431,887
Taiwan	943,598	—	—	943,598
Thailand	303,128	—	—	303,128
Turkey	287,672	—	—	287,672
United Arab Emirates	233,158	—	—	233,158
United States	381,541	—	—	381,541
Total Common Stocks	10,058,263	—	—	10,058,263
Participatory Notes
India	—	777,566	—	777,566
United Arab Emirates	—	8,231	—	8,231
Total Participatory Notes	—	785,797	—	785,797
Short-Term Investments	210,921	—	—	210,921
Total Investments in Securities	$10,269,184	$785,797	$—	$11,054,981

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

Long/Short Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$571,843	$—	$—	$571,843
Consumer Staples	123,242	—	—	123,242
Energy	408,598	—	—	408,598
Financials	1,308,132	—	—	1,308,132
Health Care	579,140	—	—	579,140
Industrials	414,279	—	—	414,279
Information Technology	974,074	—	—	974,074
Total Common Stocks	4,379,308	—	—	4,379,308
REITs	290,894	—	—	290,894
Short-Term Investments	3,728	—	—	3,728
Total Investments in Securities	$4,673,930	$—	$—	$4,673,930

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Consumer Discretionary	$368,407	$—	$—	$368,407
Consumer Staples	94,241	—	—	94,241
Energy	190,630	—	—	190,630
Financials	140,438	—	—	140,438
Health Care	323,018	—	—	323,018
Industrials	289,161	—	—	289,161
Information Technology	542,261	—	—	542,261
Materials	159,967	—	—	159,967
Telecommunications Services	81,393	—	—	81,393
Utilities	20,836	—	—	20,836
Total Common Stocks	2,210,352	—	—	2,210,352
REITs	220,548	—	—	220,548
Total Securities Sold Short	$2,430,900	$—	$—	$2,430,900

Refer to the Fund’s Schedule of Investments for a detailed break-out of holdings by sector classifications.

Transfers between levels are recognized at the end of the reporting period.  The Fund recognized no transfers between levels at February 29, 2016.  There were no level 3 securities held in the Fund during the year ended February 29, 2016.

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC. (the “Advisor) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Long/Short Value Fund	1.50%

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

For the year ended February 29, 2016, the advisory fees incurred by each of the Funds were as follows: $21,860 for the Mid Cap Value Fund, $138,368 for the Emerging Markets Value Fund, and $62,254 for the Long/Short Value Fund.

The Funds are responsible for their own operating expenses.  For the year ended February 29, 2016, the Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

		Emerging
	Mid Cap	Markets	Long/Short
	Value Fund	Value Fund	Value Fund
Investor Class	1.35%	1.75%*	2.10%
Institutional Class	1.00%	1.40%*	1.75%

*
Effective March 1, 2016, the Advisor agreed to lower the contractual expense limitation for the Emerging Markets Value Fund.  The new operating expense limits are 1.60% for Investor Class shares and 1.25% for Institutional Class shares.

Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 29, 2016, the Advisor reduced its fees and reimbursed expenses in the amount of $199,098 for the Mid Cap Value Fund, $225,062 for the Emerging Markets Value Fund, and $315,496 for the Long/Short Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2017	2018	Total
Mid Cap Value Fund	$195,295	$199,098	$394,393
Emerging Markets Value Fund	223,175	225,062	448,237
Long/Short Value Fund	270,679	315,496	586,175

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer, and transfer agent to the Funds.  U.S. Bank N.A. an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the year ended February 29, 2016, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

		Emerging
	Mid Cap	Markets	Long/Short
	Value Fund	Value Fund	Value Fund
Administration & accounting	$84,231	$101,075	$ 91,548
Custody	5,534	42,692	110,913
Transfer agency(a)	32,868	34,294	32,790
Chief Compliance Officer	9,277	9,277	9,277
(a) Does not include out-of-pocket expenses

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

At February 29, 2016, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

		Emerging
	Mid Cap	Markets	Long/Short
	Value Fund	Value Fund	Value Fund
Administration & accounting	$14,738	$17,426	$15,338
Custody	1,246	10,468	13,816
Transfer agency(a)	6,197	6,266	5,625
Chief Compliance Officer	1,675	1,675	1,675
(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the fiscal year ended February 29, 2016, the Mid Cap Value Fund, Emerging Markets Value Fund, and Long/Short Value Fund incurred distribution expenses on their Investor Class shares of $2,744, $2,511, and $2,435, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  As of April 27, 2015, the Funds were no longer incurring shareholder servicing fees.  All previous shareholder servicing fees were reimbursed to the Funds on April 28, 2015.  Effective March 1, 2016, the Advisor requested that the Shareholder Servicing Fee be activated to pay expenses stated above.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 29, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$1,646,034	$1,166,034
Emerging Markets Value Fund	2,991,789	4,145,968
Long/Short Value Fund	3,028,872	2,280,677

There were no purchases or sales of long-term U.S. Government securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 29, 2016:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment Management LLC	88%	89%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
Pzena Investment Management LLC	85%	—
ValueQuest Partners LLC	—	53%

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management LLC	98%	77%

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 29, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging
	Mid Cap	Markets	Long/Short
	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$2,961,873	$15,319,130	$5,292,800
Gross unrealized appreciation	105,970	224,173	127,055
Gross unrealized depreciation	(463,229)	(4,488,321)	(745,925)
Net unrealized appreciation/depreciation	(357,259)	(4,264,148)	(618,870)
Undistributed ordinary income	4,000	—	—
Undistributed long-term capital gain	—	—	42,979
Total distributable earnings	4,000	—	42,979
Other accumulated gains/(losses)	(27,278)	(581,474)	255,361 (b)
Total accumulated earnings/(losses)	$(380,537)	$(4,845,622)	$(320,530)

(a)	The difference between the book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.
(b)	Unrealized appreciation on short sales.

At February 29, 2016, the Funds had the following tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Mid Cap Value Fund
Short-Term	—	—
Long-Term	—	—

	Capital Loss Carryover	Expires
Emerging Markets Value Fund
Short-Term	$291,543	Indefinite
Long-Term	$266,261	Indefinite

	Capital Loss Carryover	Expires
Long/Short Value Fund
Short-Term	—	—
Long-Term	—	—

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

The tax characters of distributions paid during the fiscal year ended February 29, 2016 and for the period ended February 28, 2015 were as follows:

		March 31, 2014*
	Fiscal Year Ended	through
	February 29, 2016	February 28, 2015
Mid Cap Value Fund
Ordinary income	$35,180	$66,686
Long Term Capital Gain	58,795	—

		March 31, 2014*
	Fiscal Year Ended	through
	February 29, 2016	February 28, 2015
Emerging Markets Value Fund
Ordinary income	$253,387	$38,267

		March 31, 2014*
	Fiscal Year Ended	through
	February 29, 2016	February 28, 2015
Long/Short Value Fund
Ordinary income	$ —	$131,318

*  Commencement of Operations.

At February 29, 2016, the following funds deferred, on a tax basis, post-October losses of:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
Mid Cap Value Fund	$27,278	$ —
Emerging Markets Value Fund	—	21,963
Long/Short Value Fund	—	—

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Market Risk. The value of each Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Funds, and you could lose money.

• Equity Risk. The risks that could affect the value of the Funds’ shares and the total return on your investment include the possibility that the equity securities held by the Funds will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2016

• Emerging Markets Risk (Emerging Markets Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Fund). Changes in foreign currency exchange rates will affect the value of what the Emerging Markets Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Short Sales Risk (Long/Short Fund). A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

• Portfolio Turnover Risk (Long/Short Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

NOTE 11 – FUND NAME CHANGE

Effective February 12, 2016, the Pzena Mid Cap Focused Value Fund and the Pzena Emerging Markets Focused Value Fund changed their names to the Pzena Mid Cap Value Fund and Pzena Emerging Markets Value Fund, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Pzena Funds

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund (formerly Pzena Mid Cap Focused Value Fund), Pzena Emerging Markets Value Fund (formerly Pzena Emerging Markets Focused Value Fund), and Pzena Long/Short Value Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 29, 2016, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period  March 31, 2014 (commencement of operations) to February 28, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, and Pzena Long/Short Value Fund, as of February 29, 2016, the results of their operations, cash flows, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2016

Pzena Funds
Expense Example
February 29, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2015 to February 29, 2016.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 29, 2016 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	9/1/15	2/29/16	9/1/15 – 2/29/16
Actual
Mid Cap Value Fund	$1,000.00	$ 914.80	$ 6.43
Emerging Markets Value Fund	1,000.00	904.90	8.29
Long/Short Value Fund	1,000.00	1,004.50	10.47

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.15	$ 6.77
Emerging Markets Value Fund	1,000.00	1,016.16	8.77
Long/Short Value Fund	1,000.00	1,014.42	10.52

(1)
Expenses are equal to the Mid Cap Value Fund’s expense ratio of 1.35%, the Emerging Markets Value Fund’s expense ratio of 1.75%, and the Long/Short Value Fund’s expense ratio of 2.10%,  multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the six-month period of operation).  The ending account values in the table are based on its actual total returns of the Investor Class shares of the Mid Cap Value Fund, Emerging Markets Value Fund, and the Long/Short Value Fund.  Each of the Fund’s Investor Class shares returned -8.52%, -9.51%, and 0.45%, respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	9/1/15	2/29/16	9/1/15 – 2/29/16
Actual
Mid Cap Value Fund	$1,000.00	$ 916.20	$4.76
Emerging Markets Value Fund	1,000.00	906.70	6.64
Long/Short Value Fund	1,000.00	1,005.60	8.73

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,019.89	$5.02
Emerging Markets Value Fund	1,000.00	1,017.90	7.02
Long/Short Value Fund	1,000.00	1,016.16	8.77

(2)
Expenses are equal to the Mid Cap Value Fund’s expense ratio of 1.00%, the Emerging Markets Value Fund’s expense ratio of 1.40%, and the Long/Short Value Fund’s expense ratio of 1.75%,  multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the six-month period of operation).  The ending account values in the table are based on its actual total returns of the Institutional Class shares of the Mid Cap Value Fund, Emerging Markets Value Fund, and the Long/Short Value Fund.  Each of the Fund’s Institutional Class shares returned -8.38%, -9.33%, and 0.56%, respectively.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	3	Trustee, Advisors
(age 69)		term;	Delta Housing Corporation		Series Trust (for
615 E. Michigan Street		since	(collegiate housing management)		series not
Milwaukee, WI 53202		March	(2012 to present); Trustee		affiliated with
		2014.	and Chair (2000 to 2012),		the Fund);
			New Covenant Mutual Funds		Independent
			(1999-2012); Director and		Trustee from
			Board Member, Alpha Gamma		1999 to 2012,
			Delta Foundation (philanthropic		New Covenant
			organization) (2005 to 2011).		Mutual Funds
(an open-end
investment
company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	3	Trustee, Advisors
(age 81)		term;	Hotchkis and Wiley Funds		Series Trust
615 E. Michigan Street		since	(mutual funds) (1985 to 1993).		(for series not
Milwaukee, WI 53202		May			affiliated with
		2002.			the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	3	Trustee, Advisors
(age 76)		term;	Vice President, Federal Home		Series Trust
615 E. Michigan Street		since	Loan Bank of San Francisco.		(for series not
Milwaukee, WI 53202		February			affiliated with
		1997.			the Fund).

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	3	Trustee, Advisors
(age 57)		term*;	(financial consulting firm)		Series Trust (for
615 E. Michigan Street		since	(1998 to present).		series not
Milwaukee, WI 53202		January			affiliated with
		2016.			the Fund);
Independent
Trustee,
Doubleline Funds
Trust (an open-
end investment
company with
13 portfolios),
Doubleline
Equity Funds,
Doubleline
Opportunistic
Credit Fund and
Doubleline
Income Solutions
Fund, from 2010
to present.
Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S. Bancorp	3	Trustee, Advisors
(age 68)	Trustee	term;	Fund Services, LLC		Series Trust (for
615 E. Michigan Street		since	(May 1991 to present).		series not
Milwaukee, WI 53202		September			affiliated with
		2008.			the Fund).

Term of
Office
and
	Position	Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 68)	Chief Executive	term; since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and Administration,
(age 48)	Principal Executive	term; since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Officer	June 2003.
Milwaukee, WI 53202

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
Office
and
	Position	Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and Administration,
(age 54)	Principal Financial	term; since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Officer	December 2007.
Milwaukee, WI 53202

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 44)	Treasurer	term; since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	term; since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 58)	Chief Compliance	term; since	(February 2008 to present).
615 E. Michigan Street	Officer and AML	September 2009.
Milwaukee, WI 53202	Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 50)		term; since	Services, LLC (May 2006 to present).
615 E. Michigan Street		September 2015.
Milwaukee, WI 53202

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(age 29)	Secretary	term; since	(July 2013 to present); Proxy Voting Coordinator and Class
615 E. Michigan Street		September 2015.	Action Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law School
(2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 29, 2016, the Trust was comprised of 48 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC for the Pzena Mid Cap Focused Value Fund, Pzena Emerging Markets Focused Value Fund, and Pzena Long/Short Value Fund (each, a “Fund,” and together, the “Funds”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2015 on both an absolute basis and in comparison to an appropriate securities benchmark and its peer funds utilizing Lipper and Morningstar classifications.  The Board considered that the Funds were newer with just over one year of performance history.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of a Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Board concluded that the Funds did not have sufficient operating history to provide meaningful information concerning investment performance.

Pzena Mid Cap Focused Value Fund:  The Board noted that the Pzena Mid Cap Focused Value Fund’s performance, with regard to the Lipper comparative universe, was slightly above the peer group median for the one-year period, and was slightly below the peer group median for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was slightly above the peer group median for the one-year period, and was slightly below the peer group median for the since inception period.

The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

Pzena Emerging Markets Focused Value Fund:  The Board noted that the Pzena Emerging Markets Focused Value Fund’s performance, with regard to the Lipper comparative universe, was significantly below the peer group median for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly below the peer group median for the one-year and since inception periods.
The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

Pzena Long/Short Value Fund:  The Board noted that the Pzena Long/Short Value Fund’s performance, with regard to the Lipper comparative universe, was significantly below the peer group median for the one-year and since inception periods.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly below the peer group median for the one-year and since inception periods.
The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.
3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Pzena Mid Cap Focused Value Fund and the Pzena Emerging Markets Fund were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients.  The Board noted with the Adviser’s long/short private accounts were only utilized by employees of the Adviser, and not clients, no management fee is charged.

Pzena Mid Cap Focused Value Fund:  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.35% for Investor Class shares and 1.00% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was slightly above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Investor Class shares and the Institutional Class shares were below the peer group median and the peer group average.  The Board also noted that the contractual advisory fee was slightly above the peer group median and average, and when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was below the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to the Adviser’s similarly managed account clients.  The Trustees concluded the Fund’s expenses and advisory fee were not outside the range of its peer group.

Pzena Emerging Markets Focused Value Fund:  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Investor Class shares and 1.40% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares were only slightly above the peer group median and the peer group average, and the total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  The Board also noted that the contractual advisory fee was equal to the peer group median and only slightly above the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to the Adviser’s similarly managed account clients.  The Trustees concluded the Fund’s expenses and advisory fee were not outside the range of its peer group.

Pzena Long/Short Value Fund:  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 2.10% for Investor Class shares and 1.75% for Institutional Class shares (respectively, the “Expense Caps”)  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares were still above the peer group median and the peer group average, and the total expense ratio for the Institutional Class shares was below the peer group median and the peer group average.  The

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Board also noted that the contractual advisory fee was above the peer group median and the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser did not receive any advisory fees from the Fund during the most recent fiscal.  The Trustees concluded to continue to monitor the Fund’s advisory fee rate in the future, and that at present the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares.  The Board also considered “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board noted the Adviser’s separate account clients are not invested in the Funds, and as a result the Adviser was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 29, 2016 (Unaudited)

Federal Tax Distribution Information

For the fiscal year ended February 29, 2016, certain dividend paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	100.00%
Emerging Markets Value Fund	89.81%
Long/Short Value Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2016, was as follows:

Mid Cap Value Fund	95.27%
Emerging Markets Value Fund	0.00%
Long/Short Value Fund	0.00%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N. A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2016	FYE 2/28/2015
Audit Fees	$52,200	$38,100
Audit-Related Fees	N/A	N/A
Tax Fees	$9,900	$9,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2016	FYE 2/28/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2016	FYE 2/28/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/Douglas G. Hess
Douglas G. Hess, President

Date     May 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/Douglas G. Hess
Douglas G. Hess, President

Date     May 9, 2016

By (Signature and Title)*                   /s/Cheryl L. King
Cheryl L. King, Treasurer

Date     May 9, 2016

* Print the name and title of each signing officer under his or her signature.